                                                                   Exhibit 10.47

                              FIFTH AMENDMENT TO
                          REVOLVING CREDIT AGREEMENT

     THIS FIFTH AMENDMENT TO REVOLVING CREDIT AGREEMENT (this "Fifth Amendment") is made and entered into as of the 8th day of May, 1997, by and among EASTERN ENVIRONMENTAL SERVICES, INC., a Delaware corporation (the "Parent"), its Subsidiaries listed on the signature pages hereto (the Parent and such Subsidiaries herein collectively referred to as the "Borrowers" and, individually, as a "Borrower"), each of which Borrowers having its principal place of business at 1000 Crawford Place, Mount Laurel, New Jersey 08054 and BANKBOSTON, N.A. ("BKB" F/K/A THE FIRST NATIONAL BANK OF BOSTON), a national banking association having its principal place of business at 100 Federal Street, Boston, Massachusetts 02110, BANK OF AMERICA ILLINOIS, an Illinois banking corporation having its head office at 231 South LaSalle Street, Chicago, Illinois 60697 ("B of A") and such banks or other financial institutions which become a party hereto (each a "Bank," and, collectively, the "Banks"), and BKB as Agent for the Banks (the "Agent").

     WHEREAS, the Borrowers, the Banks and the Agent have entered into a Revolving Credit Agreement dated as of September 25, 1996 and amended by a First Amendment to Revolving Credit Agreement dated as of November 14, 1996, a Second Amendment to Revolving Credit Agreement dated as of November 26, 1996, a Third Amendment to Revolving Credit Agreement and First Amendment to Pledge Agreement dated as of January 27, 1997 and a Fourth Amendment to Revolving Credit Agreement and Second Amendment to Pledge Agreement dated as of March 31, 1997 (as further amended and in effect from time to time, the "Credit Agreement") pursuant to which the Banks extended credit to the Borrowers on the terms set forth therein;

     WHEREAS, the Banks and the Borrowers have agreed to amend the Credit Agreement as hereinafter set forth;

     NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1.   DEFINITIONS.  Capitalized terms used herein without definition have
          -----------
the meanings ascribed to them in the Credit Agreement.

     2.   AMENDMENT TO SCHEDULE 1 OF THE CREDIT AGREEMENT. SCHEDULE 1 to the
          --------- -- -------- - -- --- ------ ---------
Credit Agreement is hereby amended to add Eastern Environmental Services of Indiana, Inc. ("Eastern Indiana"), Eastern Environmental Services of Florida, Inc. ("Eastern Florida") and Waste Services of South Florida, Inc. ("WSSF") each as a Subsidiary of the Parent and as a Borrower. An amended and restated
SCHEDULE 1 is attached to this Fifth Amendment. The Borrowers represent and warrant that the entities listed on SCHEDULE 1 hereto are all of the Subsidiaries of the Parent, and that each such Subsidiary which is not identified as an inactive Subsidiary is a Borrower.

     3.   AMENDMENT TO (S)1.1 OF THE CREDIT AGREEMENT. The following new
          --------- --    --- -- --- ------ ---------
definitions are hereby added in their proper place to (S)1.1 of the Credit
Agreement:

          "Applicable Commitment Fee Rate. The Applicable Commitment Fee Rate
           ---------- ---------- --- ----
     shall be as set forth in the definition of Applicable Rate."

          "Applicable L/C Fee Rate. The Applicable L/C Fee Rate shall be as set
           ---------- --- --- ----
     forth in the definition of Applicable Rate."

     4.   AMENDMENT TO (S)1.1 OF THE CREDIT AGREEMENT. The following definitions
          --------- -- ------ -- --- ------ ---------
appearing in (S)1.1 of the Credit Agreement are hereby deleted in their entirety and the following substituted in place thereof:

          "Applicable Rate. The applicable rate per annum of interest on the
           ---------- ----
Loans and the applicable rate per annum for Commitment Fees and Letter of Credit Fees as set forth in the following table, provided, however, that the Applicable Rate for Eurodollar Loans shall be reduced by 0.25% if (a) EBITDA for the period of four fiscal quarters ending on the relevant date exceeds $30,000,000 or (b) the aggregate net cash proceeds received in connection with the issuance of common stock of the Parent after the date of the Fifth Amendment exceeds $40,000,000:

-------------------------------------------------------------------------------------------
  PRICING RATIO             APPLICABLE      APPLICABLE RATE      APPLICABLE    APPLICABLE
                          RATE FOR BASE          FOR             COMMITMENT     L/C FEE
                            RATE LOANS     EURODOLLAR LOANS       FEE RATE        RATE
-------------------------------------------------------------------------------------------
 less than 1.50:1           Base Rate      Eurodollar Rate          0.25%         1.25%
                                           plus 1.50%
-------------------------------------------------------------------------------------------
 greater than or            Base Rate      Eurodollar Rate         0.375%         1.50%
 equal to 1.50:1, but                      plus 1.75%
 less than 2.00:1
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
 greater than or         Base Rate     Eurodollar Rate      0.375%       1.75%
 equal to 2.00:1, but                  plus 2.00%
 less than 2.50:1
-------------------------------------------------------------------------------
 greater than or         Base Rate     Eurodollar Rate      0.375%       1.75%
 equal to 2.50:1, but                  plus 2.25%
 less than 3.00:1
-------------------------------------------------------------------------------
 greater than or         Base Rate     Eurodollar Rate      0.375%       2.00%
 equal to 3.00:1, but                  plus 2.50%
 less than 3.50:1
-------------------------------------------------------------------------------
 greater than or         Base Rate     Eurodollar Rate       0.50%       2.25%
 equal to 3.50:1, but    plus 0.25%    plus 2.75%
-------------------------------------------------------------------------------

         "Consolidated Earnings Before Interest and Taxes or EBIT. For
          ------------ -------- ------ -------- --- ----- -- ----
     any period, the Consolidated Net Income (or Deficit) of the Borrowers determined in accordance with GAAP, plus (a) interest expense, and
     (b) income tax expense, to the extent that each of the same has been deducted in calculating Consolidated Net Income (or Deficit).

          "Consolidated Earnings Before Interest, Taxes, Depreciation and
           ------------ -------- ------ --------- ------ ------------ ---
     Amortization or EBITDA. For any period, the Consolidated Net Income
     ------------ -- ------
     (or Deficit) of the Borrowers determined in accordance with GAPP, plus
     (a) interest expense, (b) income taxes (c) depreciation and landfill depletion expense, and (d) amortization expense, to the extent that each of the same has been deducted in calculating Consolidated Net Income (or Deficit)"

          "Consolidated Net Income (or Deficit). The consolidated net
           ------------ --- ------  -- -------
     income (or deficit) of the Borrowers after deduction of all expenses, taxes, and other proper charges, determined in accordance with GAAP, but excluding one-time charges relating to pooling costs for acquisitions after April 1, 1997 and one-time charges of not more than
     (a) $2,820,000 relating to the change of control taken in the fiscal quarter ended June 30, 1996, (b) $1,857,000 relating to pooling costs for the acquisition of Super Kwik, Inc, taken in the fiscal quarter ended September 30, 1996, (c) $1,410,000 relating to pooling costs for the acquisition of Apex (defined in (S)2 of the Fourth Amendment) taken in the fiscal quarter ended March 31, 1997, and (d) $955,000 relating to pooling costs for the acquisition of Donno, RSI, Suffolk and NTR (all defined in (S)2 of the Fourth Amendment)taken in the fiscal quarter ended March 31, 1997."

          "Employee Benefit Plan. Any employee benefit plan within the
           -------- ------- ----
     meaning of (S)3(3) of ERISA maintained or contributed to by any

     Borrower, other than a Guaranteed Pension Plan or a Multiemployer Plan."

          "Maturity Date. April 30, 2000."
           -------- ----

          "Proforma EBITDA. For any twelve month period, the Consolidated Net
           -------- ------
     Income (or Deficit) of the Borrowers determined in accordance with GAAP, provided that, with respect to any Subsidiary (other than R & A Bender, Inc. ("Bender") or Apex, acquired within the past twelve months or to be acquired, the calculation of Consolidated Net Income (or Deficit) for the period prior to such Subsidiary's acquisition may include reference to such Subsidiary's historical financial statements as if such Subsidiary had been owned for those twelve months (provided that such statements have been reviewed and analyzed by the Parent in accordance with its standard due diligence practices and the Banks have received appropriate documentation thereof) and in the case of acquisitions occurring after May 1, 1997, may be further adjusted to add back non-recurring private company expenses which are discontinued upon such acquisitions, plus (a) interest expense,
     (b) income taxes, (c) depreciation and landfill depletion expense, and (d) amortization expense, to the extent that each of the same has been deducted in calculating such Consolidated Net Income (or Deficit), plus the following amounts relating to Bender: (e) $4,400,000 for the fiscal quarter ending December 31, 1996, (f) $3,200,000 for the fiscal quarter ending March 31, 1997, (g) $2,000,000 for the fiscal quarter ending June 30, 1997, and (h) $800,000 for the fiscal quarter ending September 30, 1997, plus the following amounts relating to Apex: (i) $2,490,000 for the fiscal quarter ending March 31, 1997, and (j) $1,245,000 for the fiscal quarter ending June 30 1997; all as certified by the CFO in the Compliance Certificate delivered to the Banks pursuant to (S)6.4 hereof."

     5.   AMENDMENT TO (S)2.1 OF THE CREDIT AGREEMENT. Section 2.1 of the Credit
          --------- -- ------ -- --- ------ ---------
Agreement is hereby amended to delete the amount "$50,000,000" appearing in the first sentence thereof and to substitute the amount "$100,000,000" in place hereof."


     6.   AMENDMENT TO (S)3.1 OF THE CREDIT AGREEMENT. Section 3.1 of the Credit
          --------- -- ------ -- --- ------ ---------
Agreement is hereby amended to delete the amount "$10,000,000" appearing in clause (a) thereof and to substitute the amount "$15,000,000" in place thereof.

     7.   AMENDMENT TO (S)4.1 OF THE CREDIT AGREEMENT. Section 4.1 of the Credit
          --------- -- ------ -- --- ------ ---------
Agreement is hereby amended to delete clauses (a) and (b) thereof in their entirety and to substitute the following new clauses (a) and (b) in place thereof:

          "(a) COMMITMENT FEE. The Borrowers agree to pay to the Banks a
               ---------- ---
     commitment fee (the "Commitment Fee") equal to the Applicable Commitment Fee Rate multiplied by the amount of the unused portion of the Total Commitment during each fiscal quarter or portion thereof from the Closing Date to the Maturity Date (or to the date of termination in full of the Total Commitment, if earlier). This Commitment Fee shall be payable quarterly in arrears on the last day of each fiscal quarter for the fiscal quarter then ended commencing on the last day of the calendar month in which the conditions set forth in (S)9 hereof are first satisfied, with a final payment on the Maturity Date. The Commitment Fee shall be shared pro-rata by the Banks in accordance with their respective Commitment Percentages.

          (b)  LETTER OF CREDIT FEE. The Borrowers shall pay a fee (the "Letter
               ------ -- ------ ---
     of Credit Fee") to the Agent equal to the Applicable L/C Fee Rate multiplied by the average Maximum Drawing Amount of Letters of Credit outstanding during each fiscal quarter, payable quarterly in arrears on the last day of each fiscal quarter for the fiscal quarter then ended. The Borrowers shall also pay in advance on the date of issuance of each Letter of Credit an issuance fee to the Agent for its account equal to one eighth of one percent (1/8%) per annum on the Maximum Drawing Amount of each Letter of Credit (the "Issuance Fee"). The Letter of Credit Fee (but not the Issuance Fee) shall be shared pro-rata by each of the Banks in accordance with their respective Commitment Percentages. The Borrowers shall also pay the customary administrative fees of the Agent with respect to the Letters of Credit, including, without limitation, fees for modifying such Letters of Credit."

     8.   AMENDMENT TO (S)5.14 OF THE CREDIT AGREEMENT. Section 5.14 of the
          --------- -- ------- -- --- ------ ---------
Credit Agreement is hereby deleted in its entirety and the following new (S)5.14 is substituted in place thereof:

     "(S)5.14. EMPLOYEE BENEFIT PLANS.
               -------- ------- -----

          (a)  In General. Each Employee Benefit Plan and each Guaranteed
               -- -------
     Pension Plan has been maintained and operated in compliance in all material respects with the provisions of ERISA and, to the extent applicable, the Code, including but not limited to the provisions thereunder respecting prohibited transactions and the bonding of fiduciaries and other persons handling plan funds as required by (S)412 of ERISA. The Borrowers have heretofore delivered to the Agent the most recently completed annual report, Form 5500, with all required attachments, and actuarial statement required to be submitted under (S)103(d) of ERISA, with respect to each Guaranteed Pension Plan.

          (b)  Terminability of Welfare Plans. No Employee Benefit Plan which is
               ------------- -- ------- -----
     an employee welfare benefit plan within the meaning of (S)3(1) or
     (S)3(2)(B) of ERISA, provides benefit coverage subsequent to termination of employment except as required by Title I, Part 6 of ERISA or applicable state insurance laws. Any Borrower may terminate each such Plan at any time (or at any time subsequent to the expiration of any applicable bargaining agreement) in the discretion of such Borrower without liability to any Person other than for claims arising prior to termination.

          (c)  Guaranteed Pension Plans. Each contribution required to be made
               ---------- ------- -----
     made to a Guaranteed Pension Plan, whether required to be made to avoid the incurrence of an accumulated funding deficiency, the notice or lien provisions of (S)302(f) of ERISA, or otherwise, has been timely made. No waiver of an accumulated funding deficiency or extension of amortization periods has been received with respect to any Guaranteed Pension Plan, and neither any of the Borrowers nor any ERISA Affiliate is obligated to or has posted security in connection with an amendment of a Guaranteed Pension Plan pursuant to (S)307 of ERISA or (S)401(a)(29) of the Code. No liability to the PBGC (other than required insurance premiums, all of which have been paid) has been incurred by any Borrower or any ERISA Affiliate with respect to any Guaranteed Pension Plan and there has not been any ERISA Reportable Event, or any other event or condition which presents a material risk of termination of any Guaranteed Pension Plan by the PBGC. Based on the latest valuation of each Guaranteed Pension Plan (which in each case occurred within twelve months of the date of this representation), and on the actuarial methods and assumptions employed for that valuation, the aggregate benefit liabilities of all such Guaranteed Pension Plans within the meaning of (S)4001 of ERISA did not exceed the aggregate value of the assets of all such Guaranteed Pension Plans, disregarding for this purpose the benefit liabilities and assets of any Guaranteed Pension Plan with assets in excess of benefit liabilities.

          (d)  Multiemployer Plans. None of the Borrowers nor any ERISA
               ------------- -----
     Affiliate has incurred any material liability (including secondary liability) to any Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan under (S)4201 of ERISA or as a result of a sale of assets described in (S)4204 of ERISA. None of the Borrowers nor any ERISA Affiliate has been notified that any Multiemployer Plan is in reorganization or is insolvent under and within the meaning of
     (S)4241 or (S)4245 of ERISA or is at risk of entering reorganization or becoming insolvent, or that any Multiemployer Plan intends to terminate or has been terminated under (S)4041A of ERISA."

     9.   AMENDMENT TO EXHIBIT C OF THE CREDIT AGREEMENT. EXHIBIT C of the
          --------- -- ------- - -- --- ------ ---------
Credit Agreement is hereby deleted in its entirety and the new EXHIBIT C attached hereto is substituted in place thereof.

     10.  AMENDMENT TO (S)6.18 OF THE CREDIT AGREEMENT. Section 6.18 of
          --------- -- ------- -- --- ------ ---------
the Credit Agreement is hereby amended to delete the date "March 31, 1997" in the second sentence thereof and to substitute the date "August 31, 1997" in place thereof.

     11.  AMENDMENT TO (S)7.1 OF THE CREDIT AGREEMENT. Section 7.1 of the Credit
          --------- -- ------ -- --- ------ ---------
Agreement is hereby amended to delete clauses (f) and (g) thereof in their entirety and to substitute the following new clauses (f) and (g) in place thereof:

          "(f) Indebtedness of the Borrowers incurred in connection with acquisitions pursuant to (S)7.4 hereof and the acquisition of any real or personal property by the Borrowers, provided that the aggregate principal amount of such Indebtedness of the Borrowers, including Indebtedness listed on SCHEDULE 7.1(F) hereto, shall not exceed the aggregate amount of $15,000,000 at any one time; and

          (g) Indebtedness of the Borrowers incurred with respect to landfill closure bonds, including such bonds listed on SCHEDULE 7.1(G) hereto, jointly not to exceed an aggregate amount of $10,000,000 outstanding at any time."

     12.  AMENDMENT TO (S)7.3 OF THE CREDIT AGREEMENT. Section 7.3 of the Credit
          --------- -- ------ -- --- ------ ---------
Agreement is hereby amended to delete the amount "$1,000,000" in clause (g) thereof and to substitute the amount "$2,000,000" in place thereof.

     13.  AMENDMENT TO (S)7.4 OF THE CREDIT AGREEMENT. Section 7.4 of the Credit
          --------- -- ------ -- --- ------ ---------
Agreement is hereby amended to delete clauses (e) and (f) of the second sentence thereof in their entirety and to substitute the following new clauses (e) and
(f) in place thereof:

          "(e) the aggregate cash consideration to be paid by the Borrowers in connection with any such acquisition (including the aggregate amount of all Indebtedness assumed but excluding landfill closure and post-closure bonds) shall not exceed $10,000,000 without the consent of the Majority Banks; and
     (f) in the case of an acquisition for which the sum of the value of the Stock given by the Borrowers in consideration for the acquisition plus the cash paid and Indebtedness assumed or incurred (excluding landfill closure and post-closure bonds) is $15,000,000 or more (a "Material Acquisition"), the Banks shall have been provided with (i) a Compliance Certificate demonstrating that the Borrowers are in current compliance with and, giving effect to the proposed acquisition (including any borrowings made or to be made in connection therewith), will continue to be in compliance with, all of the covenants in (S)8 hereof, (ii) a copy of the purchase agreement, together with audited (if available, or otherwise unaudited) financial statements for any business to be acquired for the preceding two (2) fiscal years, and (iii) a summary of the results of the Borrower's due diligence investigations."

     14.  AMENDMENT TO (S)7.6 OF THE CREDIT AGREEMENT. Section 7.6 of the Credit
          --------- -- ------ -- --- ------ ---------
Agreement is hereby amended to delete the amount "$500,000" appearing in the fifth sentence thereof and to substitute the amount "$1,000,000" in place thereof.

     15.  AMENDMENT TO (S)7.7 OF THE CREDIT AGREEMENT. Section 7.7 of the
          --------- -- ------ -- --- ------ ---------
Credit Agreement is hereby amended to delete clause (d) and final sentence thereof in their entirety and to substitute the following new clauses (d), (e) and final sentence in place thereof:

          "(d) amend any Guaranteed Pension Plan in circumstances requiring the posting of security pursuant to (S)307 of ERISA or (S)401(a)(29) of the Code; or

          (e) permit or take any action which would result in the aggregate benefit liabilities (within the meaning of (S)4001 of ERISA) of all Guaranteed Pension Plans exceeding the value of the aggregate assets of such Plans, disregarding for this purpose the benefit liabilities and assets of any such Plan with assets in excess of benefit liabilities.

     The Borrowers will (i) promptly upon filing the same with the Department of Labor or Internal Revenue Service, furnish to the Banks a copy of the most recent actuarial statement required to be submitted under (S)103(d) of ERISA and Annual Report, Form 5500, with all required attachments, in respect of each Guaranteed Pension Plan and (ii) promptly upon receipt or dispatch, furnish to the Banks any notice, report or demand sent or received in respect of a Guaranteed Pension Plan under (S)(S)302, 4041, 4042, 4043, 4063, 4066 and 4068 of ERISA, or in respect of a Multiemployer Plan, under (S)(S)4041A, 4202, 4219, 4242, or 4245 of ERISA."

     16.  AMENDMENT TO (S)7 OF THE CREDIT AGREEMENT. The following new (S)7.10
          --------- -- ---- -- --- ------ ---------
is hereby added in its proper place to (S)7 of the Credit Agreement:

          "(S)7.10  NEGATIVE PLEDGES. No Borrower will pledge any of its assets
                    -------- -------
     to any Person other than to the Agent for the benefit of the Banks, nor will any Borrower grant any negative pledges on their assets to any Person other than hereunder."

     17.  AMENDMENT TO (S)8 OF THE CREDIT AGREEMENT. Section 8 of the Credit
          ------------ ---- -- --- ------ ---------
Agreement is hereby deleted in its entirety and the following new (S)8 is substituted in place thereof:

          "(S)8.    FINANCIAL COVENANTS OF THE BORROWERS. The Borrowers agree
     that, so long as any Loan or any Note is outstanding or the Banks have any obligation to make Loans or the Agent has any obligation to issue, extend or renew any Letters of Credit hereunder:

          (S)8.1    INTEREST COVERAGE RATIO. Commencing with the fiscal quarter
                    -------- -------- -----
     ending September 30, 1996, the ratio of (a) EBIT to (b) Consolidated Total Interest Expense as at the end of any fiscal quarter (i) on a cumulative basis with respect to fiscal quarters ending September 30, 1996 through March 31, 1997, and (ii) with respect to any fiscal quarter ending after March 31, 1997, for the prior four (4) consecutive fiscal quarters ending on such date shall not be less than 2.00:1.

          (S)8.2    BALANCE SHEET LEVERAGE RATIO. The ratio of (a) Funded Debt
                    ------- ----- -------- -----
     to (b) the sum of (i) the excess of Consolidated Total

     Assets over Consolidated Total Liabilities plus (ii) Funded Debt shall not exceed 0.60:1 at any time.

          (S)8.3    PROFITABLE OPERATIONS. The Borrowers will not permit
                    ---------- ----------
     Consolidated Net Income to be less than $0 for any fiscal quarter other than the fiscal quarter ending March 31 in any year.

          (S)8.4    CASH FLOW LEVERAGE RATIO. At the time of the making of any
                    ---- ---- -------- -----
     Material Acquisition and at the end of any fiscal quarter, the ratio of (a) Funded Debt to (b) Proforma EBITDA shall not exceed the stated ratio for the respective periods set forth below:

                 Period                             Ratio
                 ------                             -----
                 Closing through 06/30/98           4.00:1
                 07/01/98 through 06/30/99          3.75:1
                 Thereafter                         3.50:1"

     18.  AMENDMENT TO (S)12.1 OF THE CREDIT AGREEMENT. Section 12.1 of the
          --------- -- ------- -- --- ------ ---------
Credit Agreement is hereby amended to delete clause (j) thereof in its entirety and to substitute the following new clause (j) in place thereof:

          "(j) any Borrower or any ERISA Affiliate incurs any liability to the PBGC or a Guaranteed Pension Plan pursuant to Title IV of ERISA in an aggregate amount exceeding $250,000; any Borrower or any ERISA Affiliate is assessed withdrawal liability pursuant to Title IV or ERISA by a Multiemployer Plan requiring aggregate annual payments exceeding $250,000, or any of the following occurs with respect to a Guaranteed Pension Plan:
     (i) an ERISA Reportable Event, or a failure to make a required installment or other payment (within the meaning of (S)302(f)(1) of ERISA) provided the Agent determines in its reasonable discretion that such event (A) could be expected to result in liability of such Borrower to the PBGC or the Plan in an aggregate amount exceeding $250,000 and (B) could constitute grounds for the termination of such Plan by the PBGC, for the appointment by the appropriate United States District Court of a trustee to administer such Plan or for the imposition of a lien in favor of the Guaranteed Pension Plan; (ii) the appointment by a United States District Court of a trustee to administer such Plan; or (iii) the institution by the PBGC of proceedings to terminate such Plan;"

     19.  AMENDMENT TO (S)18 OF THE CREDIT AGREEMENT. Section 18 of the Credit
          --------- -- ----- -- --- ------ ---------
Agreement is hereby amended to delete the amount "$2,500" appearing in the third sentence thereof and to substitute the amount "$3,500" in place thereof.

     20.  RATIFICATION, ETC. Except as expressly amended hereby, the Credit
          ------------  ---
Agreement, the other Loan Documents and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects and shall continue in full force and effect. This Fifth Amendment and the Credit Agreement shall hereafter be read and construed together as a single document, and all references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended by this Fifth Amendment.

     21.  GOVERNING LAW. THIS FIFTH AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED
          --------- ---
IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW) AND SHALL TAKE EFFECT AS A SEALED INSTRUMENT IN ACCORDANCE WITH SUCH LAWS.

     22.  COUNTERPARTS. This Fifth Amendment may be executed in any number of
          ------------
counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which counterparts taken together shall be deemed to constitute one and the same instrument. Complete sets of counterparts shall be lodged with the Banks.

     23.  EFFECTIVENESS. This Fifth Amendment shall become effective upon the
          -------------
satisfaction of each of the following conditions:

          (i) This Fifth Amendment shall have been executed and delivered by the respective parties hereto;

          (ii) Each of the Banks shall have received an executed original amendment and restatement of such Banks' Revolving Credit Note in form and substance satisfactory to such Bank;

          (iii) The Agent shall have received the certified directors' resolutions of each of the Borrowers satisfactory to the Agent authorizing the execution and delivery of the amended and restated Notes and this Fifth Amendment, and otherwise authorizing this Fifth Amendment and all related documents;

          (iv) The Banks shall have received opinions of counsel to the Borrowers as to the due authorization and enforceability of this Fifth Amendment, the amended and restated Notes to be issued to the Banks pursuant to (S)23(ii) of this Fifth Amendment, the due organization, legal existence, and good standing of the Borrowers, and all other matters as the Banks may reasonably request;

          (v) The Banks shall have received an opinion of counsel to the Borrowers, in form and substance satisfactory to the Agent, stating that
     (a) Eastern Waste of New York, Inc. has received temporary permission to operate without a license in New York City from the New York City Trade Waste Commission, a copy of which is attached hereto as Exhibit A, and (b) once the New York City Trade Waste Commission grants permission to proceed with the acquisition described in the Plan of Reorganization (defined in (S)7 of the Third Amendment to the Credit Agreement), such temporary permission will allow Eastern Waste of New York, Inc. to operate legally, in full compliance with law, the assets being acquired under the Plan of Reorganization;

          (vi) The Agent shall have received a certificate of the Secretary or Assistant Secretary of each of the Borrowers certifying that there has been no change in any of the charter documents of such Borrower or the incumbency of the officers of such Borrower since such charter documents or a certificate of such incumbency were last delivered to the Agent;

          (vii) The Borrowers and the Agent shall have executed a letter agreement regarding payment of an underwriting fee; and

          (viii) The Agent shall have received an amended and restated SCHEDULE 1 pursuant to (S)2 of this Fifth Amendment as well as SCHEDULE 7.1(F) and
     SCHEDULE 7.1(G) pursuant to (S)11 of this Fifth Amendment.

     24.  COVENANT REGARDING NEW BORROWERS. The Borrowers agree to deliver on
          -------- --------- --- ---------
or before May 20, 1997 each of the following, in form and substance satisfactory to the Agent:

          (a) The Borrowers shall deliver to the Agent copies of the charter and other incorporation documents (including certificates of merger and name change) of Eastern Indiana, Eastern Florida and WSSF, certified by the Secretary of State of each of their jurisdictions of incorporation;

          (b) The Borrowers shall deliver to the Agent certificates of the legal existence/good standing of Eastern Indiana, Eastern Florida and WSSF, certified by the Secretary of State of each of their jurisdictions of incorporation;

          (c) The Borrowers shall deliver to the Agent certificates of foreign qualification for each jurisdiction in which Eastern Indiana, Eastern Florida or WSSF is required to qualify to do business, certified by the Secretary of State of such jurisdiction;

          (d) The Borrowers shall deliver to the Agent a certificate of the Secretary or Assistant Secretary of Eastern Indiana, Eastern Florida and WSSF regarding the by-laws and the incumbency of the officers of such Borrowers (with copies of such by-laws attached); and

          (e) The Borrowers shall deliver to the Agent the certificates for all of the issued and outstanding shares of Eastern Indiana, Eastern Florida and WSSF, together with stock powers endorsed in blank.

     Failure to deliver each of such items on or before May 20, 1997 shall constitute an Event of Default under the Credit Agreement.

     25.  COVENANT REGARDING DONNO COMPANY, INC. The Parent agrees to make the
          -------- --------- ----- -------- ---
following amendments to the Certificate of Incorporation and by-laws of Donno Company, Inc. and to deliver certified copies of such amendments on or before June 15, 1997, in form and substance satisfactory to the Agent:

          (a) The Parent shall amend the Certificate of Incorporation of Donno Company, Inc. (formerly Gold Coast Service, Inc.) to remove Article Ninth thereof; and

          (b) The Parent shall amend and restate the by-laws of Donno Company, Inc. (formerly Gold Coast Service, Inc.) in their entirety to remove the provision in Article VII, Section 1 thereof that all bills payable, notes, checks, drafts, warrants or other negotiable instruments of such corporation shall be countersigned by the President or Vice-President thereof.

     Failure to deliver certified copies of such amendments on or before June 15, 1997 shall constitute an Event of Default under the Credit Agreement.


     26.  ENTIRE AGREEMENT. THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS AS
          ------ ---------
AMENDED REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

           [The remainder of this page is intentionally left blank.]

     IN WITNESS WHEREOF, the undersigned have duly executed this Fifth Amendment under seal as of the date first set forth above.

                              THE BORROWERS:
                              -------------

                              EASTERN ENVIRONMENTAL SERVICES, INC.


                              By:   /s/ Gregory M. Krzemien
                                    ----------------------------
                              Title: Chief Financial Officer
                                     ---------------------------


                              SUPER KWIK, INC.
                              PULAKSI GRADING, INC.
                              CAROLINA GRADING, INC.
                              S&S GRADING, INC.
                              ALLIED WASTE SERVICES, INC.
                              OLNEY SANITARY SYSTEM, INC.
                              EASTERN WASTE OR NEW YORK, INC.
                              R&A BENDER, INC.
                              BAYSIDE OF MARION, INC.
                              EASTERN WASTE OF L.I., INC.
                              EASTERN CONTAINER CORPORATION
                              APEX WASTE SERVICES, INC.
                              DONNO COMPANY, INC.
                              RESIDENTIAL SERVICES, INC.
                              SUFFOLK WASTE SYSTEMS, INC.
                              N.R.T. REALTY CORP.
                              EASTERN ENVIRONMENTAL SERVICES
                               OF INDIANA, INC.
                              EASTERN ENVIRONMENTAL SERVICES
                               OF FLORIDA, INC.
                              WASTE SERVICES OF FLORIDA, INC.


                              By:   /s/ Gregory M. Krzemien
                                    ----------------------------
                              Title: Chief Financial Officer
                                     ---------------------------

                              THE BANKS:
                              ---------

                              BANK OF AMERICA ILLINOIS


                              By: /s/ Robert P. Rospierski
                                 -------------------------

                              Title:  Vice President
                                    --------------------

                              BANKBOSTON, N.A. (F/K/A THE FIRST
                              NATIONAL BANK OF BOSTON),
                              INDIVIDUALLY AND AS AGENT


                              By  /s/ Charles C. Woodard
                                -------------------------


                              Title:  Managing Director
                                    ---------------------